UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018 (March 12, 2018)

MATLIN & PARTNERS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 Weed Street New Canaan, CT	06840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 864-3144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2018, Nathan Brawn informed Matlin & Partners Acquisition Corp. (the “Company”) of his decision to resign as Chief Operating Officer of the Company to pursue other opportunities.  Mr. Brawn’s resignation will become effective on April 1, 2018. There were no disagreements between the Company and Mr. Brawn on any matter relating to the Company’s operations, policies or practices that led to his decision to resign.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2018

MATLIN & PARTNERS ACQUISITION CORPORATION

By:	/s/ David J. Matlin
Name: David J. Matlin
Title: Chief Executive Officer